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                                CASH TRANSACTIONS


                             CABCO TR FOR BELLSOUTH


April 16, 2001              Receipt of Interest on
                            BellSouth 6.75%                     $1,518,750

April 16, 2001              Funds Disbursed to
                            Holders of CABCO
                            Trust Certificates                  $1,518,750